Statements of Operations and Comprehensive Loss (USD $)	9 Months Ended		12 Months Ended
	Sep. 30, 2014	Sep. 30, 2013	Dec. 31, 2012	Dec. 31, 2013
NET LOSS AND COMPREHENSIVE LOSS	$ (105,912)	$ (589,320)	$ (25,365)
Sun & Sun Industries Inc [Member]
REVENUE	5,067,805	3,860,701	10,259,169	5,217,164
Cost of sales	4,193,574	3,159,062	8,846,695	4,404,173
GROSS PROFIT	874,231	701,639	1,412,474	812,991
Selling, general and administrative expenses	917,433	1,231,615	1,332,377	1,476,179
OPERATING (LOSS) INCOME	(43,202)	(529,976)	80,097	(663,188)
Interest expense	62,710	59,344	105,462	86,051
NET LOSS BEFORE INCOME TAXES	(105,912)	(589,320)	(25,365)	(749,239)
Income taxes (Note 14)
NET LOSS AND COMPREHENSIVE LOSS	$ (105,912)	$ (589,320)	$ (25,365)	$ (749,239)
LOSS PER SHARE, BASIC AND DILUTED	$ (1.06)	$ (5.89)	$ (0.25)	$ (7.49)
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	100,000	100,000	100,000	100,000